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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           CLAREMONT TECHNOLOGY GROUP, INC.
                (Exact Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       1)  Title of each class of securities to which transaction applies:
       2)  Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)  Proposed maximum aggregate value of transaction:
       5)  Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No.:
       3)  Filing Party:
       4)  Date Filed:


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


                           CLAREMONT TECHNOLOGY GROUP, INC.
                           1600 NW COMPTON DRIVE, SUITE 210
                               BEAVERTON, OREGON 97006
                                                               October 2, 1997


Dear Shareholders:

Our Annual Meeting of Shareholders will be held on Thursday, November 6, 1997, at 10:00 a.m., Pacific Standard Time, at the RiverPlace Hotel, 1510 S.W. Harbor Way, Portland, Oregon 97201. You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key management of your Company and its directors, and to answer any questions you may have.

The formal Notice of Meeting, the Proxy Statement, the proxy card and a copy of the Annual Report to Shareholders describing the Company's operations for the year ended June 30, 1997 are enclosed.

I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials.
If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the Annual Meeting.

                                        Very truly yours,

                                        CLAREMONT TECHNOLOGY GROUP, INC.




                                        PAUL J. COSGRAVE
                                        CHAIRMAN OF THE BOARD, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER

                           CLAREMONT TECHNOLOGY GROUP, INC.
                           1600 NW COMPTON DRIVE, SUITE 210
                               BEAVERTON, OREGON 97006


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON NOVEMBER 6, 1997


To the Shareholders of Claremont Technology Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CLAREMONT TECHNOLOGY GROUP, INC., an Oregon corporation (the Company), will be held at the RiverPlace Hotel, 1510 S.W. Harbor Way, Portland, Oregon 97201, on Thursday, November 6, 1997, at 10:00 a.m., Pacific Standard Time. The purposes of the Annual Meeting will be:

     1. To elect six directors with two members elected for terms expiring in each of 1998, 1999 and 2000 (Proposal No. 1);

     2. To approve certain amendments to the Company's 1992 Stock Incentive Plan (Proposal No. 2);

     3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the year ending June 30, 1998 (Proposal No. 3); and

     4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 15, 1997, as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended June 30, 1997 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                        By Order of the Board of Directors,



                                        Paul J. Cosgrave
                                        CHAIRMAN OF THE BOARD, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER
Beaverton, Oregon
October 2, 1997

                           CLAREMONT TECHNOLOGY GROUP, INC.
                           1600 NW COMPTON DRIVE, SUITE 210
                               BEAVERTON, OREGON 97006

                               -----------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON NOVEMBER 6, 1997

                                ----------------------

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of Claremont Technology Group, Inc., an Oregon corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the RiverPlace Hotel, 1510 S.W. Harbor Way, Portland, Oregon 97201, on Thursday, November 6, 1997, at 10:00 a.m. Pacific Standard Time and any adjournment thereof. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders, by officers or regular employees of the Company. All expenses of the Company associated with this solicitation will be borne by the Company.

The two persons named as proxies on the enclosed proxy card, Paul J. Cosgrave and Dennis M. Goett, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Executed proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for directors proposed by the Board of Directors, FOR Proposal No. 2 to approve certain amendments to the Company's 1992 Stock Incentive Plan and FOR Proposal No. 3 to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

These proxy materials and the Company's 1997 Annual Report to Shareholders are being mailed on or about October 2, 1997 to shareholders of record on September 15, 1997 of the Company's Common Stock. The principal executive office and mailing address of the Company is 1600 NW Compton Drive, Suite 210, Beaverton, Oregon 97006.

VOTING AT THE MEETING

The shares of Common Stock constitute the only class of securities entitled to notice of and to vote at the meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled on September 15, 1997, the record date set by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, this meeting and any adjournment thereof. On that date, there were approximately 3,200 beneficial holders of the 8,586,632 shares of Common Stock outstanding and entitled to vote and the closing price of the Company's Common Stock was $20.50, as reported by the Nasdaq National Market System.

Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual
Meeting: (i) the six nominees for election as directors who receive the greatest number of votes cast for the election of directors by the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote shall be elected directors; (ii) the amendments to the Company's 1992 Stock Incentive Plan will be approved if Proposal No. 2 receives the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote; and (iii) Proposal No. 3 to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company for the fiscal year ending June 30, 1998 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by broker will be counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee. With respect to voting on Proposal No. 2, if a quorum is present, this proposal will be approved if a majority of the votes cast on the proposal are voted in favor of approval. Abstentions and broker non-votes are counted in determining whether a quorum exists at the Annual Meeting, but are not counted as votes cast and have no effect on whether the amendments to the 1992 Plan are approved. With respect to voting on Proposal No. 3, if a quorum is present, this proposal will be approved if a majority of the votes cast by the shareholders entitled to vote favoring the ratification exceeds the votes cast opposing the ratification. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on determination of the outcome of this proposal.

                                ELECTION OF DIRECTORS
                                   (PROPOSAL NO. 1)

At the Annual Meeting, six directors will be elected, two for a one-year term, two for a two-year term and two for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve as directors if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Under the Company's Second Restated Articles of Incorporation, the directors are divided into three classes and, after transitional terms, will serve for terms of three years, with one class being elected by the shareholders each year. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are duly elected and qualified. There is no cumulative voting for election of directors.

The following table sets forth the names of the Board of Directors' nominees for election as a director. Also set forth is certain other information with respect to each such person's age at October 2, 1997, principal occupation or employment during the past five years, the periods during which he/she has served as a director of the Company and positions currently held with the Company.

NAME                   AGE       HAS BEEN A DIRECTOR SINCE      TERM EXPIRES
----                   ---       -------------------------      ------------
Stephen M. Carson        50                 1997                    2000
Paul J. Cosgrave         47                 1994                    2000
Dennis M. Goett          48                 1996                    1999
Neil E. Goldschmidt      57                 1993                    1999
Marilyn R. Seymann       54                 1997                    1998
Jerry L. Stone           54                 1989                    1998

STEPHEN M. CARSON has served as a member of the Board of Directors of the Company since April 1997. Mr. Carson recently retired from the AT&T Corporation after nearly 30 years of various financial positions. From January 1996 to April 1997, Mr. Carson was Vice President and Chief Financial officer of AT&T's Consumer Long Distance Business. From 1988 to December 1995, he was Vice President and Chief Financial Officer of Lucent Technologies Network Systems Equipment Division.

PAUL J. COSGRAVE has served as Chairman of the Board of Directors of the Company since January 1996, and as President, Chief Executive Officer and a member of the Board of Directors of the Company since July 1994. From January 1993 through June 1994, he served as Executive Vice President of Technology Solutions Company. From February 1992 to December 1992, Mr. Cosgrave served as President and Chief Executive Officer of AGS Computers, a subsidiary of NYNEX Corporation. Prior to January 1992, he served as a Partner in Andersen Consulting, the Management Information Systems Consulting Practice of Arthur Andersen LLP.

DENNIS M. GOETT has served as Chief Financial Officer and Senior Vice President, Finance of the Company since February 1996 and as a member of the Board of Directors of the Company since April 1996. Since January 1988 he has served as President of Gabriel Partners, Inc., a financial consulting firm. In connection with his financial consulting activities for Gabriel Partners, Mr. Goett was elected an executive officer of a private confectionery company that sought bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in June 1994. The Bankruptcy Court dismissed the company's bankruptcy petition.

NEIL E. GOLDSCHMIDT has served as a member of the Board of Directors of the Company since November 1993. Since January 1991, Mr. Goldschmidt has conducted a private law practice focused primarily on strategic planning for national and international business clients. From January 1987 to January 1991, Mr. Goldschmidt served as Governor of the State of Oregon. Prior to his 1986 gubernatorial campaign, Mr. Goldschmidt was an executive of Nike, Inc., serving as International Vice President from 1981 to 1985 and as President of Nike Canada from 1986 to 1987. Furthermore, Mr. Goldschmidt served as Secretary of Transportation in the Carter Administration from 1979 to 1981. Mr. Goldschmidt also serves as a director of Analogy, Inc. and BDM International, Inc.

MARILYN R. SEYMANN has been nominated as a candidate for election to the Board of Directors of the Company at its 1997 Annual Meeting. From January 1991 to present, Ms. Seymann has been the President, Chief Executive Officer and Owner of M ONE, Inc., a management and information systems consulting firm specializing in the financial services industry. From December 1990 through December 1993, Ms. Seymann was the Director and Vice Chairman for the Federal Housing Finance Board (formerly the Federal Home Loan Bank Board). Ms. Seymann also serves on the boards of Beverly Enterprises, Inc. and Telesphere Corporation.

JERRY L. STONE has served as a member of the Board of Directors of the Company since November 1989. Mr. Stone has been active as a private investor since 1989. From 1986 through January 1989, he served as Chairman and Chief Executive Officer of Marketing One, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors held 4 regular meetings and took action pursuant to 10 unanimous written consents during the fiscal year ended June 30, 1997. The Board of Directors maintains an Audit Committee and a Compensation Committee.

The Audit Committee, consisting of Messrs. Goldschmidt and Seeley until April 29, 1997 and Messrs. Goldschmidt and Carson beginning April 30, 1997, oversees actions taken by the Company's independent auditors and reviews the Company's internal audit controls. The Audit Committee held one meeting during fiscal 1997 with both members present at the meeting.

The Compensation Committee, consisting of Messrs. Stone and Seeley until April 29, 1997 and Messrs. Stone and Goldschmidt beginning April 30, 1997, reviews the compensation levels of the Company's employees and makes recommendations to the Board regarding changes in compensation. The Compensation Committee is also responsible for recommending awards under the Company's 1992 Stock Incentive Plan. The Compensation Committee held 10 meetings during fiscal 1997 with both then current members present at each meeting.

Each incumbent director attended more than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served.

The Company has no nominating committee. The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Second Amended and Restated Bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice of nomination must also set forth certain information specified in Article III, Section 3.16 of the Company's Second Amended and Restated Bylaws concerning each person the shareholder proposes to nominate for election and nominating shareholder.

See "Director Compensation" for certain information regarding compensation of directors.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMENDS THAT SHAREHOLDERS
                 VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

                        AMENDMENT OF 1992 STOCK INCENTIVE PLAN
                                   (PROPOSAL NO. 2)

The Company maintains its 1992 Stock Incentive Plan (the "1992 Plan") to provide incentives to the Company's employees and others who provide services to the Company. The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain the best available personnel for positions of substantial responsibility and to provide an incentive for them to exert their best efforts on behalf of the Company. A total of 5,000,000 shares of Common Stock have been reserved for issuance under the 1992 Plan. As of August 31, 1997, only 442,914 shares remained available for grant under the 1992 Plan. The Board of Directors believes that additional shares will be needed under the 1992 Plan to provide appropriate incentives to employees and others. Accordingly, the Board of Directors has approved and recommends shareholder adoption of, an amendment to the 1992 Plan that would increase from 5,000,000 shares to 5,500,000 shares the number of shares of Common Stock that are reserved for issuance under the 1992 Plan. The Board of Directors has also approved, and recommends shareholder adoption of, amendments to the 1992 Plan to conform its provisions to certain requirements of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and certain other amendments that principally relate to the elimination of certain restrictions in the 1992 Plan that are no longer necessary or appropriate based on recent changes to the rules promulgated by the Commission under Section 16 of the Securities Exchange Act of 1934. Because the officers, directors and employees of the Company who may participate in the 1992 Plan and the amount of their options will be determined on a discretionary basis by the Compensation Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers, directors and employees.

During the fiscal year ended June 30, 1997, stock options covering 40,000 shares were granted to all current executive officers as a group, none were granted to all current directors who are not executive officers and 623,000 (net of repriced options of 137,000) were granted to all non-executive officers as a group. For a detail of stock options granted to the "named executive officers", see Option Grants in Last Fiscal Year below.

SUMMARY OF THE 1992 PLAN

GENERAL

The following is a summary of the basic terms and provisions of the 1992 Plan. Shareholders are encouraged to review the complete copy of the 1992 Plan attached to this Proxy Statement as Appendix A, which is marked to indicate the proposed amendments.

The 1992 Plan provides for grants of both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options" which are not qualified for treatment under Section 422 of the Code and for direct stock grants and sales to employees or consultants of the Company. The 1992 Plan is administered by the Compensation Committee of the Board of Directors.

The term of each option granted under the 1992 Plan will be ten years from the date of grant, or such shorter period as may be established at the time of the grant. An option granted under the 1992 Plan may be exercised at such times and under such conditions as determined by the Compensation Committee. If a person who has been granted an option ceases to be an employee or consultant of the Company, such person may exercise that option only during the three month period after the date of termination, and only to the extent that the option was exercisable on the date of termination. If a person who has been granted an option ceases to be an employee or consultant as a result of such person's total and permanent disability, such person may exercise that option at any time within twelve months after the date of termination, but only to the extent that the option was exercisable on the date of termination. Except as otherwise provided in the agreement evidencing the terms of the option grant, no option granted under the 1992 Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by a person who acquired the option by bequest or inheritance during the twelve month period after the date of death to the extent that such option was exercisable at the date of death.

The exercise price of incentive stock options granted under the 1992 Plan may not be less than the fair market value of a share of Common Stock on the date of grant of the option. The exercise price of non-qualified stock options is determined by the Administrator of the 1992 Plan. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Compensation Committee and may consist entirely of cash, check, shares of Common Stock or any combination of such methods of payment as permitted by the Compensation Committee.

The 1992 Plan will continue in effect until April 27, 2002, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1992 Plan at any time as it may deem advisable.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.

INCENTIVE STOCK OPTIONS. Certain options authorized to be granted under the1992 Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent dispositions of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an incentive stock option. Upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee realized ordinary income.

NON-QUALIFIED STOCK OPTIONS. Certain options authorized to be granted under the 1992 Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-qualified stock option pursuant to the 1992 Plan until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary compensation income, and the Company will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company's deduction is conditioned upon withholding on the income amount. Upon the sale of shares acquired through the exercise of a non-qualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

CONSEQUENCES TO THE COMPANY. The Company recognizes no deduction at the time of grant or exercise of an incentive stock option. The Company will recognize a deduction at the time of exercise of a non-qualified stock option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares acquired through the exercise of an incentive stock option.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL
              OF THE AMENDMENTS TO THE CLAREMONT TECHNOLOGY GROUP, INC.
                              1992 STOCK INCENTIVE PLAN.

                RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                   (PROPOSAL NO. 3)

The Board of Directors has appointed KPMG Peat Marwick LLP, independent accountants, as auditors of the Company for the year ending June 30, 1998, subject to ratification by the shareholders. In the absence of contrary specifications, the shares represented by the proxies will be voted FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the year ending June 30, 1998. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to appropriate shareholder questions. KPMG Peat Marwick LLP was the Company's independent accountant for the year ended June 30, 1997.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
               THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT
            ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING JUNE 30, 1998.

                            SECURITY OWNERSHIP OF CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 1997, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each Director, (ii) each of the Company's nominees for election as Director (iii) each of the "named executive officers" (as defined under "Executive Compensation"), (iv) all persons known by the Company to be beneficial owners of more than 5 percent of its Common Stock, and (v) all executive officers and Directors as a group.

                                                     Common Stock (A)
                                         --------------------------------------
                                               Number of      Percent of Shares
Shareholder                                     Shares           Outstanding
-----------------------------------      ----------------   -------------------
Jerry L. Stone                              (B)  958,300            11.2%
  3024 Key Stone Drive
  Cape Girardeau, MO  63701
Paul J. Cosgrave                            (C)  567,770             6.4%
Stephen D. Hawley                           (D)  234,755             2.7%
Ross C. Kayuha                              (E)  207,872             2.4%
Karen Fast                                  (F)  122,799             1.4%
Edward A. Fullman                           (G)   64,588              *
Dennis M. Goett                             (H)   38,673              *
Neil E. Goldschmidt                         (I)   23,530              *
Stephen M. Carson                                 --                  --
Marilyn R. Seymann                                --                  --

All directors and executive officers as a
  group (10 persons)                        (J) 2,218,287           24.4%

-------------------------
*Less than one percent
(A) Applicable percentage of ownership is based on 8,583,810 shares of Common Stock outstanding as of August 31, 1997 together with applicable options and warrants for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after August 31, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.
(B) Includes 260,000 shares held by S. A. S. Investment Trust for which Mr. Stone is the sole trustee, 68,780 shares held by the Stonebright Foundation for which Mr. Stone is the sole trustee and 629,520 shares held by the Jerry L. Stone Revocable Trust for which Mr. Stone is the sole trustee.
(C) Includes 15,000 shares held by Theresa Cosgrave as custodian for Mr. Cosgrave's three children under the Uniform Gift to Minors Act and 150,000 shares held in trusts for Mr. Cosgrave's three children. Mr. Cosgrave disclaims any beneficial ownership interest in the shares held in these trusts. Also includes 246,261 shares subject to stock options.
(D)  Includes 22,000 shares subject to stock options.
(E)  Includes 13,376 shares subject to stock options.
(F) Includes 500 shares held by Karen Fast's spouse and 119,135 shares subject to stock options.
(G)  Includes 64,588 shares subject to stock options.
(H)  Includes 38,673 shares subject to stock options.
(I)  Includes 20,000 shares subject to stock options.
(J)  Includes 524,033 shares subject to stock options.

                                  EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of the Company. Executive Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board.


Name                     Age                       Position
----                     ---                       --------
Paul J. Cosgrave          47    Chairman of the Board ,President and Chief
                                Executive Officer
Karen Fast                46    Senior Vice President, U.S. Operations
Edward A. Fullman         35    Senior Vice President, Communications, Financial
                                & Commercial Services
Dennis M. Goett           48    Chief Financial Officer and Director
Stephen D. Hawley         48    Senior Vice President, State and Local
                                Government/Healthcare
Ross C. Kayuha            39    Senior Vice President, International Operations
Edwin J. O'Mara           41    Senior Vice President, Corporate Marketing

For business background on Messrs. Cosgrave and Goett, see "Election of Directors" above. Information concerning the principal occupation during at least the last five years of the executive officers of the Company who are not also directors of the Company is set forth below:

KAREN FAST has served as Senior Vice President, U.S. Operations of the Company since February 1997 and, prior to that, as Senior Vice President, Market Development since April 1994. From April 1993 through April 1994, she served as Vice President, Portland Practice of the Company. From January 1991 through April 1993, she served as the Portland, Oregon Manager of the Open Systems Consulting Group, the Systems Integration Practice of IBM.

EDWARD A. FULLMAN has served as Senior Vice President, Communications, Financial & Commercial Services since February 1997 and, prior to that, as Senior Vice President, Communications since July 1994. From April 1992 through July 1994, he served as a Vice President of NYNEX/DPI Company, a division of NYNEX Corporation. From June 1989, through April 1992, he served as Vice President of AGS Information Services, a division of NYNEX Corporation.

STEPHEN D. HAWLEY has served as Senior Vice President, State and Local Government/Healthcare of the Company since February 1997 and, prior to that, Senior Vice President, Pension and Retirement since February 1993. From September 1988 through February 1993 he served as a Partner in Andersen Consulting, the Management Information Systems Consulting Practice of Arthur Andersen LLP.

ROSS C. KAYUHA has served as Senior Vice President, International Operations of the Company since February 1997 and, prior to that, as Senior Vice President, Advanced Technology since January 1996. From January 1994 through January 1996, he served as Senior Vice President, Central Region of the Company. From January 1993 through January 1994, he served as Vice President, Central Region of the Company and from April 1992 through January 1993, he served as a Director of Project Management of the Company. From September 1985 through April 1992, he served as a Senior Manager in

Andersen Consulting, the Management Information Systems Consulting Practice of Arthur Andersen LLP.

EDWIN J. O'MARA has served as Senior Vice President, Corporate Marketing of the Company since July 1997. From November 1994 to April 1997, he served as Vice President, Strategic Marketing and Planning for PacifiCorp, an electric utility. From March 1992 to November 1994, he served as Vice President, Small Business Sales and Marketing for Sprint Communications Long Distance Division.

                                EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as of the end of the last fiscal year (hereafter referred to as the "named executive officers") for the fiscal years ended June 30, 1997, 1996 and 1995.

                                                                        Long Term
                                                                      Compensation
                                             Annual Compensation         Awards
                                             ------------------------ ------------
                                                                       Securities      All Other
Name and Principal                                                     Underlying    Compensation
Position                      Year        Salary($)     Bonus($)       Options (#)       ($)
-------------------------     ----        ---------     --------       -----------  ------------
Paul J. Cosgrave              1997         444,734         --              --         (A)  8,275
  President and Chief         1996         447,200        150,000          --         (A)  8,750
  Executive Officer           1995         415,000        100,000       650,000       (A)  8,724

Stephen D. Hawley             1997         314,156         --              --         (B)  5,332
  Senior Vice President,      1996         301,600         --              --         (B)  5,655
  Pension and Retirement      1995         270,000         --              --         (B)  4,012

Dennis M. Goett               1997         297,589         --              --         (C)  8,992
  Chief Financial Officer     1996 (C)     115,740         --           100,000       (C)  4,067
  and Director                1995          --             --              --             --

Ross C. Kayuha                1997         252,597         --              --         (D) 3,663
  Senior Vice President       1996         208,000         --              --         (D) 3,660
  Advanced Technology         1995         187,500        250,000          --         (D) 1,374

Karen Fast                    1997         239,138         --            20,000       (E) 3,565
   Senior Vice President,     1996         208,000         --              --         (E) 3,940
   Market Development         1995         187,500         --              --         (E) 3,864

(A) Includes $7,800 attributable to an automobile allowance in each year and $475, $950 and $924 attributable to 401(k) matching payments in fiscal 1997, 1996 and 1995, respectively.
(B) Includes $3,173 in both fiscal 1997 and 1996 and $1,586 in fiscal 1995 attributable to golf club membership dues paid by the Company, $1,867 attributable to life insurance premiums paid by the Company in each year and $292, $615 and $559 attributable to 401(k) matching payments in fiscal 1997, 1996 and 1995, respectively.
(C) 1996 salary includes salary earned during fiscal 1996 from the time Mr. Goett joined the Company in February 1996. All other compensation includes $8,450 and $3,250 attributable to an automobile allowance in fiscal 1997 and 1996, respectively and $$817 and $542 attributable to 401(k) matching payments in fiscal 1997 and 1996, respectively.
(D) Includes $3,188, $2,710 and $450 attributable to golf club membership dues paid by the Company and $475, $950 and $924 attributable to 401(k) matching payments in fiscal 1997, 1996 and 1995, respectively.
(E) Includes $3,090, $2,990 and $2,940 attributable to golf club membership dues paid by the Company and $475, $950 and $924 attributable to 401(k) matching payments in fiscal 1997, 1996 and 1995, respectively.

STOCK OPTIONS
The following table contains information concerning the grant of stock options under the Company's 1992 Stock Incentive Plan (the "Plan") to the named executive officers in fiscal1997.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                               Potential
                                                                                           Realizable Value
                                                                                           At Assumed Annual
                                                                                          Rates of Stock Price
                                                                                            Appreciation for
                                Individual Grants (A)                                        Option Term (B)
----------------------------------------------------------------------------------      ------------------------
                          Number of    % of Total
                          Securities     Options
                          Underlying    Granted to     Exercise
                           Options     Employees in    Price per      Expiration
Name                       Granted     Fiscal Year       Share           Date            5%              10%
----------------------------------------------------------------------------------      ------------------------
Paul J. Cosgrave             --             --             --             --             --              --

Stephen D. Hawley            --             --             --             --             --              --

Dennis M. Goett              --             --             --             --             --              --

Ross C. Kayuha               --             --             --             --             --              --

Karen Fast                 20,000          2.47%          $15.000       7/18/06        $188,666       $478,121


(A)  Options granted in fiscal 1997 vest over a five-year period.
(B) These calculations are based on certain assumed annual rates of appreciation as required by rules adopted by the Securities and Exchange Commission requiring additional disclosure regarding executive compensation. Under these rules, an assumption is made that the shares underlying the stock options shown in this table could appreciate at rates of 5% and 10% per annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that amounts reflected in this table will be achieved.

OPTION EXERCISES AND HOLDINGS
The following table provides information concerning the exercise of options during fiscal 1997 and unexercised options held as of the end of the fiscal year, with respect to the named executive officers.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION VALUES




                                                                             Number of
                                                                            Securities
                                                                            Underlying
                                                                            Unexercised                  Value of Unexercised
                                Number of                                     Options                    In-The-Money Options
                                 Shares               Value                  At FY-End                         At FY-End
                                 Acquired            Realized               Exercisable/                     Exercisable/
          Name                 On Exercise             (A)                 Unexercisable                  Unexercisable (B)
----------------------   ---------------------   ----------------   -------------------------   -----------------------------------
 Paul J. Cosgrave                   --                 --              210,338      240,662        $4,719,721           $5,299,376

 Stephen D. Hawley                187,974          $4,482,508           10,000       33,500          $232,400             $771,520

 Dennis M. Goett                    --                 --               34,073       65,927          $672,260           $1,300,739

 Ross C. Kayuha                    94,579          $2,466,944           69,885       24,085        $1,608,921             $552,004

 Karen Fast                         4,000             $88,880          113,965       32,035        $2,594,186             $469,533



(A) Market value of the underlying securities at exercise date, minus exercise price of the options.
(B) Market value of the underlying securities at June 30, 1997, $23.75 per share, minus exercise price of the unexercised options.


                                DIRECTOR COMPENSATION

Members of the Board of Directors are reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. Non-employee members of the Board of Directors also receive a stock option grant covering 20,000 shares of the Company's Common Stock upon election to the Board, which vests over three years. Following the first annual meeting of shareholders after the initial grant is vested, and at every third annual meeting of shareholders thereafter, such non-employee director will be granted an option covering 15,000 shares of the Company's Common Stock, which vests over three years.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                            CHANGE IN CONTROL ARRANGEMENTS

On July 1, 1994, the Company entered into an employment agreement with Paul
J. Cosgrave, its President and Chief Executive Officer, which provided for a minimum salary of $400,000 per year and included, among other things, provisions for a $150,000 loan, for which Mr. Cosgrave had signed a promissory note due July 1, 1997, or, if bonuses are earned, earlier as follows: $60,000 out of fiscal 1995 bonus and $90,000 out of fiscal 1996 bonus, and if Mr. Cosgrave leaves the Company, out of termination pay due. The fiscal 1995 and 1996 bonuses were earned and the $60,000 and $90,000 payments were made; there was no remaining balance outstanding under this loan at July 1, 1996.

On February 1, 1996, the Company entered into an employment agreement with Dennis M. Goett, its Chief Financial Officer, which provides for a minimum annual salary of $295,000.

Both Mr. Cosgrave's and Mr. Goett's agreement provides that the executive is entitled to a car allowance of $650 per month and certain medical benefits. Each agreement further provides that if the executive's employment is terminated at Claremont's election for reasons other than cause, the executive's base salary will continue for the longer of three years from the start date or six months from the termination date; provided, however, that Mr. Goett's salary continuation shall cease if he competes with Claremont or solicits Claremont customers. If termination is for cause or at the executive's choice, each agreement also contains covenants of noncompetition and nonsolicitation of clients. Regardless of the reason for termination, each agreement contains commitments of nonsolicitation of Claremont personnel. In each agreement, the noncompetition and nonsolicitation of clients and employees covenants continue until the later of 18 months after termination of employment, or termination of base salary payments.

All other Named Executive Officers and all other Company personnel have executed at-will employment agreements providing for protection of proprietary information and assignment of intellectual property. In addition, these agreements prohibit competition with the Company with respect to its clients or active prospects for varying periods following termination.

             COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1996, the Compensation Committee was composed of Messrs. Stone and Seeley until April 29, 1997 and Messrs. Stone and Goldschmidt thereafter, each of whom are not, and have not been at any time in the past, officers or employees of the Company or any of its subsidiaries.

            BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During fiscal 1997, the Compensation Committee of the Board of Directors was composed of Messrs. Stone and Seeley until April 29, 1997 and Messrs. Stone and Goldschmidt thereafter, each of whom are, or were, non-employee, outside directors. The Compensation Committee reviews the compensation levels of the Company's employees and makes recommendations to the Board regarding changes in compensation. The Compensation Committee is also responsible for recommending awards under the Company's 1992 Stock Incentive Plan.

Awards to executive officers under the Company's 1992 Stock Incentive Plan are made solely by the Compensation Committee.

COMPENSATION PHILOSOPHY AND POLICIES
The Company's philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management. Executive officer compensation includes competitive base salaries and long-term stock-based incentive opportunities in the form of options exercisable to purchase the Company's Common Stock. It is also the policy of the Compensation Committee that, to the extent possible, compensation will be structured so that it meets the "performance-based" criteria as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended and therefore is not subject to federal income tax deduction limitations.

BASE SALARIES
In setting base salaries that are competitive with other high technology companies, the Company looks at competitive data and participates in
executive salary surveys including those conducted by Mercer Surveys.   When
selecting comparables, the Company attempts to select companies that are similar in many respects, including industry, annual revenue and profitability. Executives' salaries paid in fiscal 1997 were targeted within the 50th to 75th percentile compared to the range of salaries paid by companies in the salary surveys and other competitive data mentioned above. Many of the companies included in the above mentioned surveys are also included in the indices used in the Performance Graph.

STOCK OPTION AWARDS FOR FISCAL 1997
The Company's 1992 Stock Incentive Plan provides for the issuance of incentive stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of grant. See "Option Grants in Last Fiscal Year" table for a summary of options granted to the named executive officers during fiscal 1997.

CHIEF EXECUTIVE OFFICER COMPENSATION
Pursuant to his employment agreement, Mr. Cosgrave's 1997 base salary was $450,000. Mr. Cosgrave's did not receive any stock options under the Company's 1992 Stock Incentive Plan during fiscal 1997.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
Neil E. Goldschmidt
Jerry L. Stone

                               STOCK PERFORMANCE GRAPH

The SEC requires that registrants include in their proxy statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends, of (a) the registrant, (b) a broad-based equity market index and
(c) an industry-specific index. The broad-based market index used is the Nasdaq Stock Market Total Return Index - U.S. and the industry-specific index used is the Nasdaq Computer and Data Processing Index.

                          Annual Percentage Return
                          Quarter Ending
                          ----------------------------------------------------
                          September      December      March 31,      June 30,
 Company/Index             30, 1996      31, 1996         1997           1997
----------------------    ----------    -----------   ------------    --------
 Claremont
 Technology
 Group, Inc.                140.00        -27.08          -9.05         -0.52
 Nasdaq Computer&
 Data Processing
 Index                       13.89          3.99          -7.16         28.27
 Nasdaq U.S.
 Index                       13.68          4.91          -5.41         18.34



                                   Indexed Returns
                         Base      Quarter Ending
                        Period    ----------------------------------------------
                       July 19,   September    December      March        June
 Company/Index           1996      30, 1996    31, 1996     31,1997     30, 1997
-------------------   ----------  ----------  ----------  ----------  ----------
 Claremont
 Technology
 Group, Inc.            100.00       240.00       175.00     159.17       158.33
 Nasdaq Computer &
 Data Processing
 Index                  100.00       113.89       118.43     109.96       141.04
 Nasdaq U.S. Index      100.00       113.68       119.27     112.81       133.50

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April 1994, the Company loaned Stephen D. Hawley $35,000. Interest was payable quarterly with interest at 4 percent per annum and the principal balance was due on or before April 15, 1997. In March 1995, the Company loaned Mr. Hawley an additional $40,000 at 7.01 percent interest per year. The principal balance was due on or before April 15, 1997, and interest was payable quarterly. Both loans were secured by a pledge of Mr. Hawley's rights to exercise certain of his options. In March 1997, Mr. Hawley repaid all outstanding principal and interest under the loans and as of June 30, 1997 there were no amounts outstanding under either of the loans.

The Company has entered into employment agreements with Paul J. Cosgrave, its President and Chief Executive Officer, and Dennis M. Goett, its Chief Financial Officer. See "Employment Contracts and Termination of Employment Arrangements."

Any future transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties. Such transactions, with such persons, will be subject to approval by a majority of the Company's outside directors or will be consistent with policies adopted by such outside directors.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's Common Stock ("ten percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended June 30, 1997, the Company's officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements.

                                SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the Company's 1998 Annual Meeting must be received by the Company at its principal executive office no later than June 4, 1998 in order to be included in the Company's 1998 Proxy Statement and proxy card. In addition, the Company's Bylaws require that notice of shareholder nominations for director be delivered to the Secretary of the Company not less than 60 days, nor more than 90 days, prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the Securities Exchange Commission in effect at the time.

                            TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with determination of a majority of the Board if any other matters do properly come before the meeting.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

The Company will Provide, without charge, on the written request of any beneficial owner of shares of the Company's Common Stock entitled to vote at the annual meeting of shareholders, a copy of the Company's Annual Report on Form 10-K (without exhibits) as filed with the U.S. Securities and Exchange Commission for the Company's Fiscal Year Ended June 30, 1997. Written requests should be mailed to the Secretary, Claremont Technology Group, Inc., 1600 NW Compton Drive, Suite 210, Beaverton, Oregon 97006.

                             By Order of the Board of Directors:




                             Paul J. Cosgrave
                             CHAIRMAN OF THE BOARD, PRESIDENT AND
                             CHIEF EXECUTIVE OFFICER

Dated:  October 2, 1997

                                                                APPENDIX A

                           CLAREMONT TECHNOLOGY GROUP, INC.

                              1992 STOCK INCENTIVE PLAN


    1. PURPOSES OF THE PLAN. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

    Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:


         (a) "ADMINISTRATOR" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4(a) of the Plan.



         (b)  "BOARD" shall mean the Board of Directors of the Company.


         (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (d)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (e) "COMPANY" shall mean Claremont Technology Group, Inc., an Oregon corporation.

         (f) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 0 of the Plan, if one is appointed.


         (g) "CONSULTANT" shall mean any person (other than an Employee as defined in Section 0) who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and any Director of the Company whether or not compensated by the Company for their services as Directors .


NOTE: DOUBLE UNDERSCORES INDICATE LANGUAGE ADDED AND STRIKE THROUGHS INDICATE LANGUAGE DELETED.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute, provided, further, that on the ninety-first day of such leave (where re-employment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall automatically convert to a Nonqualified Stock Option.



         (i) "DISABILITY" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.


         (j) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (m) "NONQUALIFIED STOCK OPTION" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (n)  "OPTION" shall mean a stock option granted pursuant to the Plan.


         (o) "OPTION AGREEMENT" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.


         (p) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

         (q) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

         (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (s)  "PLAN" shall mean this Stock Incentive Plan.


         (t) "RULE 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (u) "SALE" or "SOLD" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares without consideration, except past or future services.

         (v) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 0 of the Plan.


         (w) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.



    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 0 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 5,500,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.


    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan. If Shares Sold under the Plan or purchased upon the exercise of an Option are repurchased by the Company pursuant to restrictions applicable to such Shares, the number of Shares repurchased shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.


              (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

              (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

              (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.



         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options; (ii) to authorize Sales of Shares of Common Stock hereunder; (iii) to determine, upon review of relevant information and in accordance with Section 0 of the Plan, the fair market value of the Common Stock; (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with
Section 0 of the Plan; (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold; (vii) to interpret the Plan; (viii) to prescribe, amend and rescind rules and regulations relating to the Plan; (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale; (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 9 of the Plan; (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;
(xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board; (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan; (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 0 of this Plan as of the date of the new Option grant; (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter; (xvii) to approve forms of agreement for use under the Plan; (xviii) to reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (xix) to determine whether and under what circumstances an Option may be settled in cash under subsection ___ instead of Common Stock; and (xx) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.


    5.   ELIGIBILITY.

         (a) PERSONS ELIGIBLE. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

         (b) ISO LIMITATION. No Incentive Stock Option may be granted to an Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year.

         (c) SECTION 5. (b) LIMITATIONS. Section 5. (b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5. (b) of the Plan shall not apply to any Option evidenced by a "Nonqualified Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.


         (d) NO RIGHT TO CONTINUED EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.



         (e) OTHER LIMITATIONS. The following limitations shall apply to grants of Options to Employees:





              (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.



              (ii) In connection with his or her initial employment, an Employee may be granted an Option to purchase up to an additional 150,000 Shares which shall not count against the limit set forth in subsection 5(e)(i) above.




              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.



              (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limits set forth in subsections 5(e)(i) and (ii) above). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 0 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 0 of the Plan.

    7. TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. The term of each Nonqualified Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.
However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Incentive Stock Option Agreement.

    8.   EXERCISE/PURCHASE PRICE AND CONSIDERATION.

         (a) EXERCISE/PURCHASE PRICE. The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale (other than a Sale which is a grant for which no purchase price is payable) shall be such price as is determined by the Board, but shall be subject to the following:

              (i)   In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant.

                   (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

              (ii) In the case of a Nonqualified Stock Option or Sale, the per Share exercise/purchase price shall be determined by the Administrator.

              (iii) Any determination to establish an Option exercise price or effect a sale of Common Stock at less than fair market value on the date of the Option grant or authorization of Sale shall be accompanied by an express finding by the Administrator specifying that the grant or sale is in the best interest of the Company, and specifying both the fair market value and the Option exercise price or sale price of the Common Stock.


         (b) FAIR MARKET VALUE. The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock for the date of grant or authorization of Sale, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or authorization of Sale, as reported in THE WALL STREET JOURNAL.


         (c) CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise/purchase price of the Shares to be acquired (and, in the case of Shares acquired upon the exercise of an Option, the Shares have been owned by the Optionee for more than six months on the date of surrender).


    9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 0 of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Board. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 0 of the Plan.


         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. If an Employee or Consultant ceases to serve as an Employee or Consultant (as the case may be), he may, but only within three (3) months (or with respect to Nonqualified Stock Options, such other period of time not exceeding the limitations of Section 0 above as is determined by the Board at the time of grant of the Nonqualified Stock Option) after the date he ceases to be an Employee or Consultant (as the case may be) of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 0 above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months (or with respect to Nonqualified Stock Options, such other period of time not exceeding the limitations of Section 0 above as is determined by the Board at the time of grant of the Nonqualified Stock Option) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months (or such other period of time not exceeding the limitations of Section 0 above as is determined by the Board at the time of grant of the Option) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise as of the date of death.


         (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.



         (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.



    10. NONTRANSFERABILITY OF OPTIONS. Except as otherwise specifically provided in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.


    11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Board may specify in the notice, and the Option will terminate upon the expiration of such period.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.


         (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable

         (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.


         (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.







    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    17.  LIABILITY OF COMPANY.



         (a) INABILITY TO OBTAIN AUTHORITY. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.



         As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.



         (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 0 of the Plan.



    18. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                    CLAREMONT TECHNOLOGY GROUP, INC.

  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 1997

     The undersigned shareholder of Claremont Technology Group, Inc. hereby names, constitutes and appoints Paul J. Cosgrave and Dennis M. Goett, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Claremont Technology Group, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, November 6, 1997, and at any adjournment thereof, and to vote all the shares of Common Stock which the undersigned shareholder is entitled to vote on September 15, 1997, with all the powers that the undersigned would possess if he were personally present.




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                                FOLD AND DETACH HERE

Please mark your votes as indicated in this example / X /

                                       FOR all nominees  WITHHOLD AUTHORITY
                                          and terms        to vote for all
                                         listed below   nominees listed below

1. PROPOSAL 1 - Election of Directors.      /   /               /   /

For a Three-Year Term
   Stephen M. Carson    Paul J. Cosgrave
For a Two-Year Term
   Dennis M. Goett      Neil E. Goldschmidt
For a One-Year Term
   Jerry L. Stone       Marilyn R. Seymann


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

                                                        FOR    AGAINST  ABSTAIN
2. PROPOSAL 2 - To approve certain amendments to the
   Company's 1992 Stock Incentive Plan.                 /  /     /  /    /  /
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF PROPOSAL 2.

3. PROPOSAL 3 - To ratify the appointment of KMPG Peat
   Marwick LLP as the Company's independent accountants
   for the fiscal year ending June 30, 1998.            /  /     /  /    /  /
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE APPROVAL OF PROPOSAL 3.

4. Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in accordance with recommendations of the majority of the Board. Management is not presently aware of any such matters to be presented for action at the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN SUCH MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES IN PROPOSAL 1., "FOR" PROPOSALS 2. AND 3. AND IN ACCORDANCE WITH RECOMMENDATIONS OF THE MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.
The undersigned holder acknowledges receipt of the Company's Proxy Statement and holder revokes any other proxy or proxies previously given.


I do  /  /  do not  /  /  plan to attend the meeting.
                          (Please check)


Signatures(s) ______________________________________ Dated ____________, 1997

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE. If you receive more than one Proxy Card, please sign and return such cards in the accompanying envelope. Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).


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